UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2021

NEXPOINT CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01074	38-3926499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (972) 934-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 12, 2021, Jason Post will no longer serve as Chief Compliance Officer of NexPoint Capital, Inc. (the “Company”). In connection with Mr. Post’s resignation, there were no disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

Effective November 12, 2021, the Board appointed Stephanie Vitiello to replace Mr. Post as the Company’s Chief Compliance Officer. Ms. Vitiello, age 38, has served as Chief Compliance Officer and Counsel of Skyview Group since February 2021 and as Secretary to the Highland Fund Complex since April 2021. Prior to her role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel from March 2020 to February 2021 for Highland Capital Management, L.P. (“HCMLP”), Associate General Counsel for HCMLP from March 2018 to March 2020, and In-House Counsel for HCMLP from October 2014 to March 2018.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NexPoint Capital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021	NEXPOINT CAPITAL, INC.

	By:	/s/ Frank Waterhouse
		Name:	Frank Waterhouse
		Title:	Principal Financial Officer, Principal Accounting Officer, and Treasurer